UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

Armada Acquisition Corp. I

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40742	85-3810850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 Market Street, Suite 3120 Philadelphia, PA 19103	19103
(Address of Principal Executive Offices)	(Zip Code)

(212) 543-6886

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	AACIU	The Nasdaq Stock Market LLC
Common stock, $0.0001 par value	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock for $11.50 per share	AACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 10, 2022, the filing agent of Armada Acquisition Corp. I., a Delaware corporation and special purpose acquisition company (the “Company”), inadvertently filed the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021 (the “Form 10-Q”) prior to its completion and without Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, completing its review and providing authorization. On February 11, 2022, the Company’s audit committee (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, and as discussed with Marcum, concluded that the Company’s previously issued financial statements consisting of (a) the Company’s unaudited condensed balance sheets as of December 31, 2021 and September 30, 2021, (b) the Company’s unaudited condensed statement of operations for the three months ended December 31, 2021, (c) the Company’s unaudited condensed statement of changes in Stockholders’ Equity (deficit) for the three months ended December 31, 2021, (d) the Company’s unaudited condensed statement of cash flows for the three months ended December 31, 2021, and (e) the Company’s notes to unaudited condensed financial statements, included in the Form 10-Q, should no longer be relied upon due to the inadvertent filing.

The Company will file an amended Quarterly Report on Form 10-Q to address the matters discussed above. The Audit Committee and management of the Company have discussed the matters disclosed pursuant to this Item 4.02 with Marcum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armada Acquisition Corp. I.

Dated: February 11, 2022	By:	/s/ Stephen P. Herbert
Stephen P. Herbert
Chief Executive Officer and Chairman